MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to
5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.

                        30-YEAR BOND YIELDS 1994 - 2000

           Insured                       U.S.                    Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994        5.40%                        6.34%                              85.17%
            5.40                         6.24                               86.54
            5.80                         6.66                               87.09
            6.40                         7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.50                         7.61                               85.41
            6.25                         7.39                               84.57
            6.30                         7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.80
            7.00                         8.00                               87.50
            6.75                         7.88                               85.66
1995        6.40                         7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter New York Quality Municipal Securities (IQN) increased from $13.03 to $13.81 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.77 per share, the Trust's total NAV return was
12.76 percent. IQN's value on the New York Stock Exchange (NYSE) decreased from $12.3125 to $11.8125 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQN's total market return was 2.07 percent. As of October 31, 2000, IQN's share price was at a 14.46 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

Monthly dividends for the fourth quarter of 2000 were declared in September. Beginning with the October payment, the monthly dividend was decreased from $0.065 to $0.0575 per share. The new dividend rate reflects current earnings and the Trust's level of undistributed net investment income which was $0.041 per share on October 31, 2000, versus $0.098 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 31 credits. At the end of October, the portfolio's average maturity was 18 years. Average duration, a measure of portfolio sensitivity to interest rates, was 8.5 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit quality, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. The Trust's ARPS series totaling $24 million represented 26 percent of net assets. The yield on the IQN's two weekly ARPS series ranged between 2.0 and 5.75 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.19 percent at the end of this October.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 112,300 shares of common stock at a weighted average market discount of 6.41 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter New York Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

[LARGEST SECTORS BAR GRAPH]

HOSPITAL                     14%
TRANSPORTATION               14%
EDUCATION                    13%
GENERAL OBLIGATION           11%
MORTGAGE                     11%
NURSING & HEALTH              9%
ELECTRIC                      7%
PUBLIC FACILITIES             7%
IDR/PCR*                      6%

* INDUSTRIAL DEVELOPMENT/POLLUTION REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

[CREDIT RATINGS PIE CHART]

A or A                       40%
Aa or AA                     29%
Aaa or AAA                   28%
Baa or BBB                    3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                           DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

[DISTRIBUTION BY MATURITY BAR CHART]

                                                              WEIGHTED AVERAGE
                                                             MATURITY: 18 YEARS

UNDER 1 YEAR                      1.6%
1-5 YEARS                         0.0%
5-10 YEARS                       13.5%
10-20 YEARS                      49.7%
20-30 YEARS                      28.5%
30+ YEARS                         9.3%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

                     CALL AND COST (BOOK) YIELD STRUCTURE
                        (BASED ON LONG-TERM PORTFOLIO)
                               OCTOBER 31, 2000

                                                            WEIGHTED AVERAGE
                                                        CALL PROTECTION: 5 YEARS

                                BONDS CALLABLE

YEARS BONDS CALLABLE
2000                           0%
2001                           0%
2002                           0%
2003                          45%
2004                          20%
2005                           1%
2006                           2%
2007                           4%
2008                          13%
2009                           6%
2010+                          9%


                                                               WEIGHTED AVERAGE
                                                               BOOK YIELD: 5.6%

                              COST (BOOK) YIELD*

2000                             0%
2001                             0%
2002                             0%
2003                           5.7%
2004                           5.6%
2005                           6.2%
2006                           6.2%
2007                           5.6%
2008                           5.6%
2009                           5.4%
2010+                          5.4%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 5.7% ON 45% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)


                             *         *         *

On June 22, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
For.........................................................   3,901,962
Withheld....................................................      77,102

Michael E. Nugent
For.........................................................   3,901,958
Withheld....................................................      77,106

Philip J. Purcell
For.........................................................   3,901,962
Withheld....................................................      77,102

  The following Trustees were not standing for reelection at this meeting:

    Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder. Additionally, James F. Higgins was elected as a Trustee of the Trust by the Board of Trustees effective July 25, 2000.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT MUNICIPAL BONDS (101.0%)
            General Obligation (11.2%)
            New York City,
 $ 3,000     1994 Ser C.................................................  5.50%    10/01/08    $ 3,088,230
   4,000     1994 Ser D**...............................................  5.75     08/15/09      4,137,600
            Puerto Rico,
   1,000     Public Improvement Ser 1999................................  5.25     07/01/16      1,011,660
   2,000     Public Improvement Refg Ser 1993...........................  5.25     07/01/18      1,974,920
 -------                                                                                       -----------
  10,000                                                                                        10,212,410
 -------                                                                                       -----------
            Educational Facilities Revenue (13.0%)
            New York State Dormitory Authority,
   4,000     City University Ser 1993 F.................................  5.50     07/01/12      4,040,600
   1,000     Ithaca College Ser 1998 (Ambac)............................  5.00     07/01/21        929,310
   5,000     State University Ser 1993 C................................  5.375    05/15/13      5,034,350
   2,000     University of Rochester Ser 1998 A (MBIA)..................  5.00     07/01/18      1,887,740
 -------                                                                                       -----------
  12,000                                                                                        11,892,000
 -------                                                                                       -----------
            Electric Revenue (7.0%)
   3,000    Long Island Power Authority, Ser 1998 A (FSA)...............  5.125    12/01/22      2,827,770
   4,000    Puerto Rico Electric Power Authority, Power Ser DD (FSA)....  4.50     07/01/19      3,569,240
 -------                                                                                       -----------
   7,000                                                                                         6,397,010
 -------                                                                                       -----------
            Hospital Revenue (14.1%)
   2,000    New York State Dormitory Authority, Rochester General
             Hospital - FHA Insured Mtge Ser 1993.......................  5.70     08/01/33      1,967,740
            New York State Medical Care Facilities Finance Agency,
   1,940     Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B......  5.50     02/15/22      1,929,737
   3,000     Hospital & Nursing Home - FHA Insured Mtge 1993 Ser A......  5.90     08/15/33      3,030,030
   4,000     Presbyterian Hospital - FHA Insured Mtge Ser 1994 A........  5.25     08/15/14      3,974,240
   2,000     St Lukes - Roosevelt Hospital - FHA Insured Mtge Ser A.....  5.625    08/15/18      2,001,880
 -------                                                                                       -----------
  12,940                                                                                        12,903,627
 -------                                                                                       -----------
            Industrial Development/Pollution Control Revenue (5.8%)
            New York State Energy Research & Development Authority,
   1,500     Brooklyn Union Gas Co 1991 Ser A...........................  8.001++  04/01/20      1,657,500
   1,000     Consolidated Edison Co of New York Inc Refg Ser 1993 B.....  5.25     08/15/20        949,200
   3,000     New York State Electric & Gas Co Ser A (AMT)...............  5.95     12/01/27      2,734,200
 -------                                                                                       -----------
   5,500                                                                                         5,340,900
 -------                                                                                       -----------
            Mortgage Revenue - Multi-Family (5.5%)
   3,000    New York City Housing Development Corporation, FHA Ins Mtge
             Ser 1993 B.................................................  5.85     05/01/26      3,003,510
   1,975    New York State Housing Finance Agency, 1996 Ser A Refg
             (FSA)......................................................  6.10     11/01/15      2,034,803
 -------                                                                                       -----------
   4,975                                                                                         5,038,313
 -------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (5.4%)
            New York State Mortgage Agency,
 $ 1,500     27th Ser (AMT).............................................  5.875%   04/01/30    $ 1,498,665
   3,485     Homeowner Ser 29 A.........................................  5.25     04/01/15      3,426,069
 -------                                                                                       -----------
   4,985                                                                                         4,924,734
 -------                                                                                       -----------
            Nursing & Health Related Facilities Revenue (9.3%)
            New York State Dormitory Authority,
   2,990     Department of Health Ser 1993..............................  5.70     07/01/09      3,087,474
   1,750     Mental Health Ser 1999 C (MBIA)............................  4.75     08/15/22      1,537,953
            New York Medical Care Facilities Finance Agency,
   2,000     Mental Health 1993 Ser F...................................  5.375    02/15/14      1,976,480
   2,000     Mental Health 1993 Ser D...................................  5.25     08/15/23      1,852,180
 -------                                                                                       -----------
   8,740                                                                                         8,454,087
 -------                                                                                       -----------
            Public Facilities Revenue (6.6%)
   4,000    New York State Dormitory Authority, Court Facilities Ser
             1993 A.....................................................  5.625    05/15/13      4,021,320
   2,000    New York State Urban Development Corporation, Correctional
             1998 Ser B (Ambac).........................................  5.25     01/01/16      1,985,400
 -------                                                                                       -----------
   6,000                                                                                         6,006,720
 -------                                                                                       -----------
            Transportation Facilities Revenue (13.5%)
   1,000    Buffalo & Fort Erie Public Bridge Authority, Toll Bridge Ser
             1995 (MBIA)................................................  5.75     01/01/25      1,006,090
            New York State Thruway Authority,
   2,000     Local Hwy & Bridge Ser 1993................................  5.125    04/01/08      2,022,340
   1,000     Local Hwy & Bridge Ser 2000 A (FSA)........................  5.75     04/01/17      1,037,260
   4,000    Port Authority of New York & New Jersey, Cons 121 Ser (MBIA)
             (WI).......................................................  5.125    10/15/30      3,742,000
   3,000    Triborough Bridge & Tunnel Authority, Ser 1993 B**..........  5.00     01/01/20      2,850,720
   2,000    Puerto Rico Highway & Transportation Authority, 1998 Ser
             A..........................................................  4.75     07/01/38      1,714,300
 -------                                                                                       -----------
  13,000                                                                                        12,372,710
 -------                                                                                       -----------
            Water & Sewer Revenue (4.1%)
            New York City Municipal Water Finance Authority,
   2,000     1994 Ser B.................................................  5.50     06/15/19      1,983,760
   2,000     1999 Ser A (FGIC)..........................................  4.75     06/15/31      1,719,740
 -------                                                                                       -----------
   4,000                                                                                         3,703,500
 -------                                                                                       -----------
            Other Revenue (5.5%)
   2,000    New York City Transitional Finance Authority, 2000 Ser A....  5.75     08/15/24      2,022,240
   3,000    New York Local Government Assistance Corporation, Ser 1993 B
             Refg.......................................................  5.50     04/01/21      2,956,440
 -------                                                                                       -----------
   5,000                                                                                         4,978,680
 -------                                                                                       -----------
  94,140    TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS (Cost $92,186,048)....................    92,224,691
 -------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (1.6%)
 $ 1,500    New York State Dormitory Authority, Cornell University Ser
 -------     1990 B
             (Demand 11/01/00) (Cost $1,500,000)........................  4.50*%   07/01/25    $ 1,500,000
                                                                                               -----------

 $95,640    TOTAL INVESTMENTS (Cost $93,686,048) (a)...............................   102.6%    93,724,691
 =======

            LIABILITIES IN EXCESS OF OTHER ASSETS.................................     (2.6)    (2,391,894)
                                                                                      -----    -----------

            NET ASSETS..............................................................  100.0%   $91,332,797
                                                                                      =====    ===========

---------------------
   AMT      Alternative Minimum Tax.
    WI      Security purchased on a "when-issued" basis.
    *       Current coupon of variable rate demand obligation.
    **      All or a portion of this security is segregated in connection with the purchase of a "when-issued" security.
    ++      Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term securities fluctuates.
   (a)      The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,334,303 and the aggregate gross unrealized depreciation is $1,295,660, resulting in net unrealized appreciation of $38,643.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
ASSETS:
Investments in securities, at value
 (cost $93,686,048)......................................... $93,724,691
Cash........................................................      31,528
Interest receivable.........................................   1,425,315
Prepaid expenses............................................       9,586
                                                              ----------

    TOTAL ASSETS............................................  95,191,120
                                                              ----------

LIABILITIES:
Payable for:
    Investments purchased...................................   3,759,083
    Investment management fee...............................      27,929
    Shares of beneficial interest repurchased...............       2,419
Accrued expenses............................................      68,892
                                                              ----------

    TOTAL LIABILITIES.......................................   3,858,323
                                                              ----------

    NET ASSETS.............................................. $91,332,797
                                                              ==========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 480 shares
 outstanding)............................................... $24,000,000
                                                              ----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 4,876,213 shares
 outstanding)...............................................  69,641,546
Net unrealized appreciation.................................      38,643
Accumulated undistributed net investment income.............     201,335
Accumulated net realized loss...............................  (2,548,727)
                                                              ----------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............  67,332,797
                                                              ----------

    TOTAL NET ASSETS........................................ $91,332,797
                                                              ==========

NET ASSET VALUE PER COMMON SHARE
 ($67,332,797 divided by 4,876,213 common shares
 outstanding)...............................................      $13.81
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 2000
NET INVESTMENT INCOME:
INTEREST INCOME............................................. $5,032,086
                                                              ---------

EXPENSES
Investment management fee...................................    313,727
Professional fees...........................................     97,057
Auction commission fees.....................................     59,752
Transfer agent fees and expenses............................     19,993
Auction agent fees..........................................     19,533
Registration fees...........................................     16,376
Shareholder reports and notices.............................     15,108
Trustees' fees and expenses.................................     12,434
Custodian fees..............................................      6,497
Other.......................................................     17,735
                                                              ---------
    TOTAL EXPENSES..........................................    578,212
Less: expense offset........................................     (6,483)
                                                              ---------

    NET EXPENSES............................................    571,729
                                                              ---------

    NET INVESTMENT INCOME...................................  4,460,357
                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (205,571)
Net change in unrealized depreciation.......................  4,203,700
                                                              ---------

    NET GAIN................................................  3,998,129
                                                              ---------

NET INCREASE................................................ $8,458,486
                                                              =========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                      OCTOBER 31, 2000   OCTOBER 31, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................     $4,460,357         $4,436,173
Net realized gain (loss).............................       (205,571)           284,493
Net change in unrealized appreciation/depreciation...      4,203,700         (8,810,577)
                                                          ----------         ----------

    NET INCREASE (DECREASE)..........................      8,458,486         (4,089,911)
                                                          ----------         ----------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................       (948,660)          (766,540)
Common...............................................     (3,801,163)        (3,812,064)
                                                          ----------         ----------

    TOTAL DIVIDENDS..................................     (4,749,823)        (4,578,604)
                                                          ----------         ----------
Decrease from transactions in common shares of
 beneficial interest.................................     (1,379,575)        (1,190,074)
                                                          ----------         ----------

    NET INCREASE (DECREASE)..........................      2,329,088         (9,858,589)

NET ASSETS:
Beginning of period..................................     89,003,709         98,862,298
                                                          ----------         ----------
    END OF PERIOD
    (Including undistributed net investment income of
    $201,335 and $490,801, respectively).............    $91,332,797        $89,003,709
                                                          ==========         ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter New York Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $9,265,790 and $5,617,810, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,000.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*  THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------  ----------   -----   --------   ----------------
  1       260     $13,000     4.13%   11/07/00    2.79% - 5.75%
  2       220      11,000     3.95    11/03/00    2.00 - 5.30

---------------------
 * As of October 31, 2000.
** For the year ended October 31, 2000.

Subsequent to October 31, 2000 and up through December 4, 2000, the Trust paid dividends to Series 1 and 2 at rates ranging from 3.50% to 4.20%, in the aggregate amount of $91,298.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                       CAPITAL
                                                                                       PAID IN
                                                                            PAR       EXCESS OF
                                                               SHARES      VALUE      PAR VALUE
                                                              ---------   --------   -----------
Balance, October 31, 1998...................................  5,081,813   $50,818    $72,160,377
Treasury shares purchased and retired (weighted average
 discount 6.27%)*...........................................    (93,300)     (933)    (1,189,141)
                                                              ---------   -------    -----------
Balance, October 31, 1999...................................  4,988,513    49,885     70,971,236
Treasury shares purchased and retired (weighted average
 discount 6.41%)*...........................................   (112,300)   (1,123)    (1,378,452)
                                                              ---------   -------    -----------
Balance, October 31, 2000...................................  4,876,213   $48,762    $69,592,784
                                                              =========   =======    ===========

---------------------
 * The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

6. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Trust had a net capital loss carryover of approximately $2,549,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

       AMOUNT IN THOUSANDS
---------------------------------
 2002   2003   2004   2005   2008
------  ----   ----   ----   ----
$1,135  $854   $332   $22    $206
======  ====   ====   ===    ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT           RECORD             PAYABLE
PER SHARE          DATE                DATE
---------   ------------------  ------------------
 $0.0575     November 3, 2000   November 17, 2000
 $0.0575     December 8, 2000   December 22, 2000

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust held positions in residual interest bonds having a total value of $1,657,500 which represents 1.8% of the Trust's net assets.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED OCTOBER 31,*
                                                              ----------------------------------------------------------------
                                                                2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................   $ 13.03       $ 14.73       $ 14.08       $ 13.07       $ 12.86
                                                               -------       -------       -------       -------       -------

Income (loss) from investment operations:
 Net investment income......................................      0.90          0.87          0.89          0.89          0.88
 Net realized and unrealized gain (loss)....................      0.82         (1.69)         0.61          0.92          0.15
                                                               -------       -------       -------       -------       -------

Total income (loss) from investment operations..............      1.72         (0.82)         1.50          1.81          1.03
                                                               -------       -------       -------       -------       -------

Less dividends from:
 Net investment income......................................     (0.77)        (0.75)        (0.70)        (0.69)        (0.72)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................     (0.19)        (0.15)        (0.16)        (0.16)        (0.16)
                                                               -------       -------       -------       -------       -------

Total dividends.............................................     (0.96)        (0.90)        (0.86)        (0.85)        (0.88)
                                                               -------       -------       -------       -------       -------

Anti-dilutive effect of acquiring treasury shares...........      0.02          0.02          0.01          0.05          0.06
                                                               -------       -------       -------       -------       -------

Net asset value, end of period..............................   $ 13.81       $ 13.03       $ 14.73       $ 14.08       $ 13.07
                                                               =======       =======       =======       =======       =======

Market value, end of period.................................    11.813       $12.313       $14.063       $12.688       $ 11.25
                                                               =======       =======       =======       =======       =======

TOTAL RETURN+...............................................      2.07%        (7.39)%       16.92%        19.65%         6.52%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................      0.88%(1)      0.87%(1)      0.86%(1)      0.89%(1)      0.93%(1)

Net investment income before preferred stock dividends......      6.81%         6.13%         6.15%         6.64%         6.74%

Preferred stock dividends...................................      1.45%         1.06%         1.13%         1.16%         1.22%

Net investment income available to common shareholders......      5.36%         5.07%         5.02%         5.48%         5.52%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $91,333       $89,004       $98,862       $96,111       $93,050

Asset coverage on preferred shares at end of period.........       380%          371%          412%          400%          389%

Portfolio turnover rate.....................................         7%           13%           14%        --                5%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter New York Quality Municipal Securities (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 9, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter New York Quality Municipal Securities as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 8, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 2000, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

CHANGE IN INDEPENDENT AUDITORS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter New York Quality Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

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                                       22

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                                       23

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



MORGAN STANLEY
DEAN WITTER
NEW YORK
QUALITY
MUNICIPAL
SECURITIES


Annual Report
October 31, 2000